UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 13, 2023

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 13, 2023 the Company filed a new provisional patent application titled “Gramagery-Encoded Blockchain Improvement System with Gramage Stacks and Generational Tree Structures for Optimized Data Storage and Management”. Filing as a provisional patent allows for patent pending designation and a secured filing date while allowing ample time for our patent attorney to prepare the final submission. This provisional patent is a top priority as we believe that the ramifications of such an advancement cannot be understated.

This groundbreaking innovation reimagines blockchain technology by encoding transaction data as grayscale images and organizing them within a unique tree structure, outpacing traditional blockchain systems in scalability, security, and efficiency. Moreover, this inventive approach enables greater environmental sustainability, endowing the world’s smartphones with the optional ability to function as mini nodes in the network, both expanding the network's accessibility and potential applications, while preserving environmental friendliness.

The company believes that this innovation has the potential to surpass the capabilities of existing blockchains.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: April 13, 2023	By:	/s/ David LaMountain
David LaMountain
CEO

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